SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Please vote today

We need your input on an important proposal

that affects your investment.

Online

Phone

Mail

Your action is required

John Hancock Exchange-Traded Fund Trust (the “Trust”)

September 15, 2025

Please vote today

Dear shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more funds in the Trust (the “Funds”). You are being asked to vote on one proposal affecting the Funds. To consider and vote on this matter, a special meeting of shareholders of the funds (the “meeting”) will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on November 12, 2025, at 1:30 P.M., Eastern time. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth one proposal on which you are being asked to vote, a routine item, which concerns the election of trustees. Routine items make no fundamental or material changes to a fund’s investment objectives, policies, or restrictions, or to the investment management contract.

The following is an overview of the proposal on which you are being asked to vote. Please note that the proposal is not expected to have any material effect on the manner in which any fund is managed or on its current investment objective, nor is it related to the current state of the financial markets. You will find a detailed explanation of the proposal in the enclosed proxy materials.

You are being asked to approve one proposal:

(1)   Election of trustees

You are being asked to elect five trustees as members of the Board of Trustees of the Trust (the “Board”).

We need your vote of approval

After careful consideration, the Board has unanimously approved the proposal and recommends that shareholders vote FOR its approval, but the final approval requires your vote. I strongly encourage you to read the enclosed proxy statement before voting, as it contains further explanation and important details of the proposal.

How to vote

Please read the enclosed proxy statement and vote your shares as described below. While you may attend the meeting, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: By visiting the website on your proxy card(s)

Phone: By calling the number listed on your proxy card(s)

Mail: By returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement, and I thank you for acting on this matter today.

Sincerely,

Kristie M. Feinberg

President and CEO

Manulife John Hancock Investments

Head of Retail

Manulife Wealth & Asset Management

John Hancock Investment Management LLC, 200 Berkeley Street, Boston, Massachusetts 02116, Member FINRA, SIPC • John Hancock Investment Management LLC • John Hancock Signature Services, Inc.

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST (the “Trust”)

John Hancock Core Bond ETF

John Hancock Core Plus Bond ETF

John Hancock Corporate Bond ETF

John Hancock Disciplined Value International Select ETF

John Hancock Disciplined Value Select ETF

John Hancock Dynamic Municipal Bond ETF

John Hancock Fundamental All Cap Core ETF

John Hancock Global Senior Loan ETF

John Hancock High Yield ETF

John Hancock International High Dividend ETF

John Hancock Mortgage-Backed Securities ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Preferred Income ETF

John Hancock U.S. High Dividend ETF

(each, a “Fund” and collectively, the “Funds”)

200 Berkeley Street

Boston, Massachusetts 02116

Notice of special meeting of shareholders

To the Shareholders of the Funds:

Notice is hereby given that a Special Meeting of Shareholders of the Funds (the “Meeting”) will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on November 12, 2025 at 1:30 PM, Eastern Time. A Proxy Statement, which provides information about the purpose of the Meeting, is included with this Notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. As a registered shareholder, you would be voting on behalf of the Fund shares you own. The Meeting will be held for the following purpose:

Proposal 1	Election of five Trustees as members of the Board of Trustees of the Trust (the “Board”).

All shareholders of the Trust will vote on the Proposal.

Any other business that may properly come before the Meeting.

The Board recommends that shareholders vote “FOR” the Proposal.

Each shareholder of record at the close of business on August 27, 2025 is entitled to receive notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 12, 2025

The proxy statement is available at https://www.jhinvestments.com/resources/all-resources/fund-documents/proxy-documents/john-hancock-exchange-traded-fund-trust-election-of-trustees-proxy-statement

i

I encourage you to read the enclosed proxy statement, and I thank you for acting on this matter today.

Sincerely,

Christopher Sechler

Secretary

September 15, 2025

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD(S)

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the “control number” found on your proxy card(s).

Follow the instructions on the Web site.

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

(THE “TRUST”)

JOHN HANCOCK CORE BOND ETF

JOHN HANCOCK CORE PLUS BOND ETF

JOHN HANCOCK CORPORATE BOND ETF

JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL SELECT ETF

JOHN HANCOCK DISCIPLINED VALUE SELECT ETF

JOHN HANCOCK DYNAMIC MUNICIPAL BOND ETF

JOHN HANCOCK FUNDAMENTAL ALL CAP CORE ETF

JOHN HANCOCK GLOBAL SENIOR LOAN ETF

JOHN HANCOCK HIGH YIELD ETF

JOHN HANCOCK INTERNATIONAL HIGH DIVIDEND ETF

JOHN HANCOCK MORTGAGE-BACKED SECURITIES ETF

JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF

JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF

JOHN HANCOCK MULTIFACTOR LARGE CAP ETF

JOHN HANCOCK MULTIFACTOR MID CAP ETF

JOHN HANCOCK MULTIFACTOR SMALL CAP ETF

JOHN HANCOCK PREFERRED INCOME ETF

JOHN HANCOCK U.S. HIGH DIVIDEND ETF

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 12, 2025

All Funds of the Trust are being asked to vote on the Proposal.

v

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

(the “Trust”)

JOHN HANCOCK CORE BOND ETF

JOHN HANCOCK CORE PLUS BOND ETF

JOHN HANCOCK CORPORATE BOND ETF

JOHN HANCOCK DISCIPLINED VALUE INTERNATIONAL SELECT ETF

JOHN HANCOCK DISCIPLINED VALUE SELECT ETF

JOHN HANCOCK DYNAMIC MUNICIPAL BOND ETF

JOHN HANCOCK FUNDAMENTAL ALL CAP CORE ETF

JOHN HANCOCK GLOBAL SENIOR LOAN ETF

JOHN HANCOCK HIGH YIELD ETF

JOHN HANCOCK INTERNATIONAL HIGH DIVIDEND ETF

JOHN HANCOCK MORTGAGE-BACKED SECURITIES ETF

JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF

JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF

JOHN HANCOCK MULTIFACTOR LARGE CAP ETF

JOHN HANCOCK MULTIFACTOR MID CAP ETF

JOHN HANCOCK MULTIFACTOR SMALL CAP ETF

JOHN HANCOCK PREFERRED INCOME ETF

JOHN HANCOCK U.S. HIGH DIVIDEND ETF

(each, a “Fund” and collectively, the “Funds”)

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 12, 2025

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of the Trust of proxies to be used at a Special Meeting of shareholders of the Funds (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116, on November 12, 2025 at 1:30 PM, Eastern Time. Pursuant to the Amended and Restated Agreement and Declaration of Trust, as amended, of the Trust (the “Declaration of Trust”), and the By-laws, as amended, of the Trust (the “By-laws”), the Board has designated August 27, 2025 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of beneficial interest of Funds (“shares”) held. This Proxy Statement is first being sent to shareholders on or about September 22, 2025.

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Trust offered as of the Record Date were divided into the 18 Funds listed above.

Investment Advisor and Administrator. John Hancock Investment Management LLC (“JHIM” or the “Advisor”) serves as investment advisor and administrator for the Trust and each Fund. Pursuant to an investment advisory agreement with the Trust, the Advisor is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisors that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Advisor. JHIM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisors to the Funds is also registered as an investment advisor under the Advisers Act.

The Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor.

The office of JHIM is located at 200 Berkeley Street, Boston, Massachusetts 02116, and its ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

The office of the Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-6020. Copies of these reports are also available on the Internet at www.jhinvestments.com/etf.

Proposal 1 — Election of Five Trustees as Members of the Board of Trustees of the Trust

(All Funds)

The Board of Trustees of the Trust (the “Board” and, each member thereof, a “Trustee”) currently includes twelve (12) Trustees, including ten (10) independent Trustees (“Independent Trustees”) and two (2) non-independent Trustees (“Non-Independent Trustees”). Each Trustee, other than William K. Bacic, Kristie M. Feinberg, and Thomas R. Wright, has been elected to serve on the Board. Each of James R. Boyle, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, and Hassell H. McClellan was elected to serve on the Board by the Trust’s initial shareholder. Each of Andrew G. Arnott, Noni L. Ellison, Dean C. Garfield, and Frances G. Rathke was elected to serve on the Board at a shareholder meeting held on September 9, 2022. The Board appointed Ms. Feinberg to serve as a Non-Independent Trustee effective June 30, 2025, and Messrs. Bacic and Wright to serve as Independent Trustees effective August 1, 2024.

Two new Trustees are being presented for election at the Meeting: Christine L. Hurtsellers and Kenneth J. Phelan. If elected by the shareholders at the Meeting, Ms. Hurtsellers and Mr. Phelan will join the Board as Independent Trustees. In addition, three current Trustees who were previously appointed to the Board are being presented for election at the Meeting: Ms. Feinberg and Messrs. Bacic and Wright. Following the shareholder election, fourteen Trustees would comprise the Board (two Non-Independent Trustees and twelve Independent Trustees), each of whom would have been elected by shareholders.

At the Meeting, only current Trustees that have not been elected by shareholders (Ms. Feinberg and Messrs. Bacic and Wright) and nominated Trustees (Ms. Hurtsellers and Mr. Phelan) will be presented for election. If approved by shareholders, this would result in all of the Trustees being elected by shareholders and would allow the Board to appoint additional trustees to fill future vacancies without requiring a shareholder vote until the number of elected Trustees drops below two-thirds of all Trustees. At that time, the Board would be required to seek shareholder approval to add an additional Trustee.

Current Trustees that are not nominated for election will continue to serve as members of the Board. No current Trustees are proposed to be replaced.

Shareholders are being asked to elect each of the individuals nominated by the Board listed below (each, a “Nominee” and collectively, the “Nominees”) as a member of the Board of Trustees of the Trust. Three of the Nominees currently are Trustees and have served in that capacity continuously since originally appointed. Two of the Nominees, Ms. Hurtsellers and Mr. Phelan, have not served as Trustees of the Trust. Because the Trust is not required to and does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

On August 22, 2025, the Nominating and Governance Committee of the Board considered the proposed Trustee candidates and determined to recommend the election of the Nominees to the full Board of the Trust. Acting on that recommendation, on August 22, 2025, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason or for good cause will not serve, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of the Trust, including those of the Funds, are managed under the direction of the Board. In addition to the Funds, some Trustees also oversee other funds advised by JHIM or JHIM’s affiliates (collectively with the Funds, the “John Hancock Funds Complex”).

Information Concerning Nominees

The following tables set forth certain information regarding the Nominees: Kristie M. Feinberg, William K. Bacic, Thomas R. Wright, Christine L. Hurtsellers, and Kenneth J. Phelan. The tables present information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is a Non-Independent Trustee and the Independent Trustees. As of April 30, 2025, the “John Hancock Fund Complex” consisted of 181 funds (including separate series of series mutual funds). The address of each Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Five Nominees Standing For Election

Non-Independent Trustees Who Are Nominees

Name (Birth Year)	Current Position with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

Kristie M. Feinberg[2] (1975)	President (Chief Executive Officer and Principal Executive Officer) (since 2023) Trustee (since 2025)

Head of Retail, Manulife Investment Management (since 2025); Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (2023–2025); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021–2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019–2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001–2019, including prior positions); President (Chief Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2025).

174

(1)

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Independent Trustees Who Are Nominees

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee

William K. Bacic (1956)	Trustee (since 2024)	Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978-retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).	174

Thomas R. Wright (1961)	Trustee (since 2024)	Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co. (1998-2004, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2024).	174

Christine L. Hurtsellers (1963)	Nominee for Trustee	Director, Investment Committee Chair, Chariot Re (since 2025); Board Counselor, UNICEF USA (since 2018); Board Counselor, The Carter Center (since 2010); Voya Financial, Inc., Chief Executive Officer, Voya Investment Management (2016-2024), Chief Investment Officer, Fixed Income (2009-2016); Board Governor, Investment Company Institute (2019-2024); Director, Pomona Capital, (2018-2024); Former Member, US Treasury Borrowing Advisory Committee, (2014-2022).	174

Kenneth J. Phelan (1959)	Nominee for Trustee	Director, Audit, Finance & Social Responsibility Committees member, Adtalem Global Education Inc. (since 2020); Director, Risk Oversight Chair, Executive, Human Resources & Compensation Committees member, Huntington Bancshares Incorporated (since 2019); Senior Advisor, Oliver Wyman, Inc. (since 2019); Chief Risk Officer, U.S. Department of the Treasury (2014-2019).	174

(1)

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 200 Berkeley Street, Boston, Massachusetts 02116. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Trust who are not standing for election at the Meeting. The address of each Trustee who is not a Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Trustees Not Standing For Election

Non-Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

Andrew G. Arnott[2] (1971)	Trustee (since 2017)

Global Head of Institutional for Manulife (since 2025); Global Head of Retail for Manulife (2022-2025); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2022); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

178

(1)

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

James R. Boyle (1959)	Trustee (since 2015)	Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	174

Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

William H. Cunningham (1944)	Trustee (since 2015)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Chairman of the Board, Nuclein (since 2020); Director, Southwest Airlines (2000 - 2024). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	178

Noni L. Ellison (1971)	Trustee (since 2022)

Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023); Board Member, Congressional Black Caucus Foundation (since 2024).

Trustee of various trusts within the John Hancock Fund Complex (since 2022).

			174

Grace K. Fey (1946)	Trustee (since 2015)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	181

Dean C. Garfield (1968)	Trustee (since 2022)	Senior Vice-President, TKO Group (a premier sports and live entertainment company) (since 2025); Vice President, Netflix, Inc. (2019–2024); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C.	174

Independent Trustees Who Are Not Nominees

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
		(2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).

Deborah C. Jackson (1952)	Trustee (since 2015) and Vice Chairperson of the Board (since 2025)

President, Cambridge College, Cambridge, Massachusetts (2011–2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.

			177

Hassell H. McClellan (1945)	Trustee (since 2015) and Chairperson of the Board (since 2017)	Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	181

Frances G. Rathke (1960)	Trustee (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003–retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	174

(1)

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers Who Are Not Trustees or Nominees

The following table presents information regarding the current principal officers of the Trust who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. Each such officer’s business address is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) During the Past 5 Years

Fernando A. Silva (1977)	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) (since 2024)	Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex (since 2024).

Salvatore Schiavone (1965)	Treasurer (since 2015)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)	Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees and Nominees

In addition to the description of each Trustee’s or Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s and Nominee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee or Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee and Nominee has experience as a board member. Ms. Feinberg and Messrs. Bacic and Wright have experience as Trustees of John Hancock funds. Ms. Hurtsellers and Mr. Phelan each have experience serving on the boards of companies in the financial services industry. It is the Trustees’ belief that these experiences will allow the Board, as a whole, to oversee the business of the Funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees Standing for Election and Nominees

William K. Bacic –  As a retired Certified Public Accountant, Mr. Bacic served as New England Managing Partner of a major independent registered public accounting firm, as well as a member of its U.S. Executive Committee, and has deep financial and accounting expertise. He served as the lead partner on the firm’s largest financial services companies, primarily focused on the investment management industry and mutual funds. He also has expertise in corporate governance and regulatory matters as well as prior experience serving as a board member and audit committee chair of a large global asset management company.

Thomas R. Wright –  As a retired Chief Operating Officer of a significant capital markets firm and a former Director of Equities and Executive Committee Member, Mr. Wright has deep executive, investment banking, portfolio management, securities brokerage, and equity research expertise. Mr. Wright has also served as the Global Head of Trading and Head of European Equity Trading and Salestrading at an investment bank and asset manager and has substantial securities industry and international trading and markets expertise.

Christine L. Hurtsellers – As the former Chief Executive Officer and Chief Investment Officer, Fixed Income, of Voya Investment Management and a former member of the Board of Governors of the Investment Company Institute Ms. Hurtsellers brings deep leadership, risk management, corporate strategy, operations, and regulatory expertise in the investment management, financial services, and capital markets industries. She also brings strong board leadership experience in her roles as a director of a life and annuity reinsurance business and a number of large non-profits.

Kenneth J. Phelan – Through his role as a director of a bank holding company and a public company and through his former roles as chief risk officer of the U.S. Department of the Treasury and various financial institutions, Mr. Phelan brings a strong background in risk management and oversight, legal and regulatory compliance, and corporate strategy, as well as leadership and operational experience in investment management, banking and capital markets. He also brings strong board leadership experience, including through challenging market environments.

Independent Trustees Not Standing for Election

James R. Boyle – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Noni L. Ellison –  As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Dean C. Garfield  As a former president and chief executive officer of a leading industry organization and current Senior Vice-President of a leading international sports and live entertainment company, Mr. Garfield has significant and diverse global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.

Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, former president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Dr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Non-Independent Trustee Standing for Election

Kristie M. Feinberg – As President and CEO of John Hancock Investment Management and of various trusts within the John Hancock Fund Complex, and through prior leadership roles at Manulife Investment Management including Head of Wealth & Asset Management, U.S. and Europe and CFO and Global Head of Strategy, Ms. Feinberg brings deep expertise in financial services. Her strong background in finance, strategy, and leadership, along with a proven track record of expanding product offerings and distribution, enables her to provide strategic insight and management input to the Board.

Non-Independent Trustee Not Standing for Election

Andrew G. Arnott – As current and former President of various trusts within the John Hancock Fund Complex, through prior leadership roles including Global Head of Retail for Manulife, and as Trustee of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs. The Board met five times during the fiscal year ended April 30, 2025.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in the Trust’s Statement of Additional Information or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Feinberg and Messrs. Arnott and Boyle as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Investment Committee; and Nominating and Governance Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bacic and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trust and, among other things, considers the selection of an independent registered public accounting firm for the Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. Ms. Rathke and Mr. Bacic have each been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. This Committee met four times during the fiscal year ended April 30, 2025.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Fey, Mr. Garfield, and Ms. Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. This Committee met four times during the fiscal year ended April 30, 2025.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Mr. Boyle, Ms. Ellison, and Mr. Wright). Mr. Boyle serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. This Committee met four times during the fiscal year ended April 30, 2025.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each, an

“Investment Sub-Committee”). Messrs. Boyle and Cunningham and Mses. Ellison and Jackson serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of Funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Committee met five times during the fiscal year ended April 30, 2025.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. Dr. McClellan serves as Chairperson of this Committee. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met five times during the fiscal year ended April 30, 2025.

Shareholder nominations may be submitted to the Trust who will then forward the nominations to the Chairman of the Nominating and Governance Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card(s). If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card(s) distributed with the Trust’s proxy statement.

As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Exhibit A. Consequently, while the Nominating and Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating and Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating and Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating and Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ CCO and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each Fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Advisor’s Pricing Committee (composed of officers of the Advisor), which calculates fair value determinations pursuant to procedures established by the Advisor and adopted by the Board.

With respect to valuation, the Advisor provides periodic reports to the Board and Investment Committee that enables the Board to oversee the Advisor, as each Fund’s valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Advisor’s performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the Funds including, but not limited to (1) the types of investments held (or intended to be held) by the Funds, giving consideration to those investments’ characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of each Fund’s investments that are fair valued as determined in good faith, as well as their contributions to a Fund’s returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

The Board considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Trust’s liquidity risk through, among other things, receiving periodic reporting and presentations that address liquidity matters. As required by rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust’s Liquidity Risk Management Program (the “LRM Program”), which is reasonably designed to assess and manage the Trust’s liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board receives liquidity risk management reports under the Funds’ LRM Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

As required by rule 18f-4 under the 1940 Act, Funds that engage in derivatives transactions, other than limited derivatives users, generally must adopt and implement written derivatives risk management program (the “Derivatives Risk Management Program”), that is reasonably designed to manage the Funds’ derivatives risks, while taking into account the Funds’ derivatives and other investments. This program includes risk guidelines, stress testing, internal reporting and escalation and periodic review of the program. To the extent that the Funds invest in derivatives, on a quarterly and annual, the Advisor will provide the Board with written reports that address the operation, adequacy and effectiveness of the Funds’ Derivatives Risk Management Program, which is generally designed to assess and manage derivatives risk.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors, and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

The Trust pays fees to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal year ended April 30, 2025. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $311,520, a fee of $23,795.20 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $221,728. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by the Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended April 30, 2025. In these tables, the amount shown for each of Christine L. Hurtsellers and Kenneth J. Phelan for all periods is “None” since each of these individuals is proposed to be elected to the Board of the Trust and does not currently serve as an Independent Trustee. For the period shown below, the Trust did not pay compensation to the current Non-Independent Trustees.

Compensation for Fiscal Year Ended April 30, 2025

Independent Trustee	Aggregate Compensation from Trust — April 30 Fiscal Year End Funds ($)	Total Compensation from the Trust and the John Hancock Fund Complex[1] ($)

William K. Bacic[2]	10,013	414,315

James R. Boyle	13,393	540,075

William H. Cunningham	11,709	555,075

Noni L. Ellison	11,447	470,075

Grace K. Fey	12,570	675,075

Dean C. Garfield	11,173	460,075

Deborah C. Jackson	11,985	577,575

Hassell H. McClellan	17,001	872,039

Steven R. Pruchansky[3]	6,534	270,520

Frances G. Rathke	12,245	500,075

Gregory A. Russo[4]	731	31,500

Thomas R. Wright[2]	10,013	414,315

Christine L. Hurtsellers	None	None

Kenneth J. Phelan	None	None

(1)	There were approximately 181 series in the John Hancock Fund Complex as of April 30, 2025.
(2)	Appointed to serve as Trustee effective August 1, 2024.
(3)	Mr. Pruchansky retired as Trustee effective December 31, 2024.
(4)	Mr. Russo retired as Trustee effective August 1, 2024.

The Trust does not have a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2024. The table lists only those Funds in which one or more of the Trustees own shares. For purpose of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey
Core Bond ETF	None	None	None	None	None	N/A	None
Core Plus Bond ETF	None	None	None	None	None	N/A	None
Corporate Bond ETF	None	None	None	None	None	N/A	None
Disciplined Value International Select ETF	None	None	None	None	None	N/A	None
Disciplined Value Select ETF	None	None	None	None	None	N/A	None
Dynamic Municipal Bond ETF	None	None	None	None	None	N/A	None
Global Senior Loan ETF	None	None	None	None	None	N/A	None

Fund/Trustee	Arnott	Bacic	Boyle	Cunningham	Ellison	Feinberg[1]	Fey
Fundamental All Cap Core ETF	None	None	None	None	None	N/A	None
High Yield ETF	None	None	None	None	None	N/A	None
International High Dividend ETF	None	None	None	None	None	N/A	None
Mortgage-Backed Securities ETF	None	None	None	None	None	N/A	None
Multifactor Developed International ETF	None	None	None	None	None	N/A	None
Multifactor Emerging Markets ETF	None	None	None	None	None	N/A	None
Multifactor Large Cap ETF	None	None	None	over $100,000	None	N/A	$10,001 - $50,000
Multifactor Mid Cap ETF	None	None	None	over $100,000	None	N/A	None
Multifactor Small Cap ETF	$10,001– $50,000	None	None	None	None	N/A	None
Preferred Income ETF	None	None	None	None	None	N/A	None
U.S. High Dividend ETF	None	None	None	None	None	N/A	None
John Hancock Fund Complex	over $100,000	None	over $100,000	over $100,000	None	N/A	over $100,000

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Hurtsellers	Phelan
Core Bond ETF	None	None	None	None	None	N/A	N/A
Core Plus Bond ETF	None	None	None	None	None	N/A	N/A
Corporate Bond ETF	None	None	None	None	None	N/A	N/A
Disciplined Value International Select ETF	None	None	None	None	None	N/A	N/A
Disciplined Value Select ETF	None	None	None	None	None	N/A	N/A
Dynamic Municipal Bond ETF	None	None	None	None	None	N/A	N/A
Fundamental All Cap Core ETF	None	None	None	None	None	N/A	N/A
Global Senior Loan ETF	None	None	None	None	None	N/A	N/A
High Yield ETF	None	None	None	None	None	N/A	N/A
International High Dividend ETF	None	None	None	None	None	N/A	N/A
Mortgage-Backed Securities ETF	None	None	None	None	None	N/A	N/A
Multifactor Developed International ETF	None	None	None	None	None	N/A	N/A
Multifactor Emerging Markets ETF	None	None	None	None	None	N/A	N/A
Multifactor Large Cap ETF	None	None	None	None	None	N/A	N/A
Multifactor Mid Cap ETF	None	None	$10,001– $50,000	None	None	N/A	N/A

Fund/Trustee	Garfield	Jackson	McClellan	Rathke	Wright	Hurtsellers	Phelan
Multifactor Small Cap ETF	None	None	None	None	None	N/A	N/A
Preferred Income ETF	None	None	None	None	None	N/A	N/A
U.S. High Dividend ETF	None	None	None	None	None	N/A	N/A
John Hancock Fund Complex	None	over $100,000	over $100,000	$10,001– $50,000	None	N/A	N/A

1 Ms. Feinberg was appointed Trustee effective June 30, 2025.

Material Relationships of the Independent Trustees

As of December 31, 2024, none of the Independent Trustees, nor any immediate family member, owned shares of the Advisor or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Advisor or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of the Trust, any investment company sharing the same investment advisor or principal underwriter as the Funds or any officer of such a company, any investment advisor or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

To the best of our knowledge, there are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, to the best of our knowledge, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting. A vote of a “plurality” of shares means that a Nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each Nominee is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Meeting.

The Board, including all the Independent Trustees, recommends that shareholders of the Funds vote “FOR” all of the Nominees.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, has been selected as the independent registered public accounting firm for each Fund for the fiscal year ended April 30, 2025 and served as such for the prior fiscal year.

PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed for the fiscal years ended April 30, 2024 and April 30, 2025 (the “Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.

Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to PwC for the Last Two Fiscal Years Ended April 30

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2025	2024	2025	2024	2025	2024	2025	2024
Core Bond ETF	$15,586	$0	$12	$0	$1,191	$0	$0	$0
Core Plus Bond ETF	$15,586	$0	$12	$0	$1,191	$0	$0	$0
Corporate Bond ETF	$28,074	$26,873	$12	$12	$1,190	$1,155	$0	$369
Disciplined Value International Select ETF	$21,344	$15,514	$12	$12	$1,191	$1,156	$0	$369
Disciplined Value Select ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Municipal Bond ETF	$22,317	$15,364	$12	$12	$1,190	$1,600	$0	$369
Fundamental All Cap Core ETF	$27,886	$20,799	$12	$12	$4,382	$1,600	$0	$369
Global Senior Loan ETF	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Yield ETF	$15,586	$0	$12	$0	$1,191	$0	$0	$0
International High Dividend ETF	$30,397	$29,026	$12	$12	$4,382	$4,254	$0	$369

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2025	2024	2025	2024	2025	2024	2025	2024
Mortgage-Backed Securities ETF	$28,074	$26,873	$12	$12	$1,190	$1,155	$0	$369
Multifactor Developed International ETF	$33,222	$31,886	$12	$12	$4,382	$4,254	$0	$369
Multifactor Emerging Markets ETF	$32,697	$31,361	$12	$12	$4,382	$4,254	$0	$369
Multifactor Large Cap ETF	$32,697	$31,361	$12	$12	$4,382	$4,254	$0	$369
Multifactor Mid Cap ETF	$32,697	$31,361	$12	$12	$4,382	$4,254	$0	$369
Multifactor Small Cap ETF	$32,697	$31,361	$12	$12	$4,382	$4,254	$0	$369
Preferred Income ETF	$28,074	$26,873	$12	$12	$1,636	$1,155	$0	$369
U.S. High Dividend ETF	$30,397	$29,026	$12	$12	$4,382	$4,254	$0	$369
John Hancock Fund Complex	$427,331	$347,678	$192	$156	$45,026	$37,599	$0	$4,797

The SEC’s auditor independence rules require the Trust’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Advisor (not including any subadvisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC). The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by PwC to the Trust, the Advisor, or any entity controlling, controlled by or under common control with the Advisor (an “Advisor Affiliate”) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and other non-audit services that have been pre-approved by an Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more members.

The aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Advisor and the Affiliated Service Providers for the fiscal year ended April 30, 2024 were $933,696 and for the fiscal year ended April 30, 2025 were $733,255.

During the Reporting Periods, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were no non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.

Shareholders and Voting Information

Shares of the Funds are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of a Fund will be presumed to control of a Fund.

Information regarding the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix B (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-6020. Copies of these reports are also available on the Internet at www.jhinvestments.com/etf.

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Trust a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the issued and outstanding shares of the Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Trust cast at the Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions. Abstentions (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote and present at the Meeting in determining whether a quorum is present but do not count as votes cast “for” the proposal. An abstention will not be counted as a vote cast on the proposal.

Broker “Non-Votes.” The Trust understands that, under the rules of the New York Stock Exchange (the “NYSE”), broker-dealer firms that hold shares of a fund in “street name” may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a completed proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The proposal described in this Proxy Statement is considered a “routine” matter for which, under the rules of the NYSE, uninstructed shares may be voted by broker-dealers. As a result, it is expected that there will not be broker non-votes at the Meeting.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials, which are expected to be approximately $45,000, will be borne by the Funds, allocated among them on the basis of their relative net assets.

Solicitation and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by email, or in person by the Trustees, Officers and employees of the Trust; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Sodali & Co. has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $395,476. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Funds, allocated among them on the basis of their relative net assets.

Fund Voting. Shares of all Funds will vote in the aggregate and not separately by Fund with respect to the Proposal.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Advisor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in the Trust’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call to vote by taking the following steps:

◾	Read the Proxy Statement and have your proxy card(s) at hand.

◾	Call the toll-free-number located on your proxy card(s).

◾	Enter the “control number” found on the front of your proxy card(s).

◾	Follow recorded instructions to cast your vote.

To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the

Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

◾	Read the Proxy Statement and have your proxy card(s) at hand.

◾	Go to the website on the proxy card(s).

◾	Enter the “control number” found on your proxy card(s).

◾	Follow the instructions on the website.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

September 15, 2025

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

Appendices

PROXY STATEMENT OF

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

John Hancock Core Bond ETF

John Hancock Core Plus Bond ETF

John Hancock Corporate Bond ETF

John Hancock Disciplined Value International Select ETF

John Hancock Disciplined Value Select ETF

John Hancock Dynamic Municipal Bond ETF

John Hancock Fundamental All Cap Core ETF

John Hancock Global Senior Loan ETF

John Hancock High Yield ETF

John Hancock International High Dividend ETF

John Hancock Mortgage-Backed Securities ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Preferred Income ETF

John Hancock U.S. High Dividend ETF

(each, a “Fund” and collectively, the “Funds”)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 2025

Appendix A	John Hancock Funds Procedures for the Selection of Independent Trustees

Appendix B	Outstanding Shares and Share Ownership

Exhibit A	Procedures for the Selection of New Independent Trustees

John Hancock Investment Management Distributors LLC

MEMBER FINRA / SIPC

200 Berkeley Street

Boston, MA 02116

1-800-225-5291

www.jhinvestments.com

Appendix A - John Hancock Funds Procedures for the Selection of Independent Trustees

1.   Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.   Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.   Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.   Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.   Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Governance Committee shall consider the existing Trustee’s performance on the Board and any committee.

A-1

Appendix B - Outstanding Shares and Share Ownership

This table shows, as of the Record Date, the number of shares of each Fund eligible to be voted at the Meeting.

Fund	Number of Eligible Shares
John Hancock Core Bond ETF	575,000
John Hancock Core Plus Bond ETF	2,150,000
John Hancock Corporate Bond ETF	3,350,000
John Hancock Disciplined Value International Select ETF	1,200,000
John Hancock Disciplined Value Select ETF	975,000
John Hancock Dynamic Municipal Bond ETF	1,100,000
John Hancock Fundamental All Cap Core ETF	295,000
John Hancock Global Senior Loan ETF	3,200,000
John Hancock High Yield ETF	1,750,000
John Hancock International High Dividend ETF	270,000
John Hancock Mortgage-Backed Securities ETF	6,600,000
John Hancock Multifactor Developed International ETF	19,400,000
John Hancock Multifactor Emerging Markets ETF	20,500,000
John Hancock Multifactor Large Cap ETF	13,425,000
John Hancock Multifactor Mid Cap ETF	67,425,000
John Hancock Multifactor Small Cap ETF	14,325,000
John Hancock Preferred Income ETF	4,550,000
John Hancock U.S. High Dividend ETF	220,000

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants (as defined in the prospectuses for the Funds), to the best knowledge of the Trust, as of the Record Date, the following DTC Participants, other John Hancock funds, and affiliates of the Advisor (principal holders) owned of record 5% or more of the outstanding shares of the Funds. A shareholder who owns beneficially more than 25% of a Fund’s shares is deemed to be a control person of that Fund and therefore could determine the outcome of a shareholder meeting with respect to the proposal directly affecting that Fund.

Fund	Shareholder Name and Address	% of Ownership
John Hancock Core Bond ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	28.21%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	65.57%
John Hancock Core Plus Bond ETF	CETERA INVESTMENT SERVICES LLC 400 First St. S. Suite 300, St. Cloud, MN 56301	6.81%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	21.46%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	70.79%

Fund	Shareholder Name and Address	% of Ownership
John Hancock Corporate Bond ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.25%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	14.34%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	59.12%
John Hancock Disciplined Value International Select ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	5.87%
	U.S. BANK N.A. 800 NICOLLET MALL, BC-MN-H210 MINNEAPOLIS, MN 55402	34.35%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	49.17%
John Hancock Disciplined Value Select ETF	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	20.51%
	U.S. BANK N.A. 800 NICOLLET MALL, BC-MN-H210 MINNEAPOLIS, MN 55402	77.14%
John Hancock Dynamic Municipal Bond ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	10.89%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	13.59%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	63.18%
John Hancock Fundamental All Cap Core ETF	WELLS FARGO CLEARING SERVICES LLC 1 NORTH JEFFERSON AVENUE SAINT LOUIS, MO 63103	5.94%
	BANK OF AMERICA, NA/GWIM TRUST OPERATIONS 17 G W Tatro Dr, NULL, JEFFERSONVILLE, VT, 5464	8.75%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	15.22%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	62.68%

Fund	Shareholder Name and Address	% of Ownership
John Hancock Global Senior Loan ETF	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	99.84%
John Hancock High Yield ETF	J.P. MORGAN SECURITIES LLC/JPMC 383 MADISON AVENUE NEW YORK, NY 10179 UNITED STATES	7.17%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	11.91%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	30.03%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	44.31%
John Hancock International High Dividend ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	30.59%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	62.22%
John Hancock Mortgage-Backed Securities ETF	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	8.29%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	19.74%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	25.59%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	38.68%
John Hancock Multifactor Developed International ETF	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	6.24%
	EDWARD D. JONES & CO. 201 PROGRESS PARKWAY MARYLAND HEIGHTS MO 63043-3042	8.24%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.88%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	9.96%

Fund	Shareholder Name and Address	% of Ownership
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	43.84%
John Hancock Multifactor Emerging Markets ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.51%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	84.33%
John Hancock Multifactor Large Cap ETF	WELLS FARGO CLEARING SERVICES LLC 1 NORTH JEFFERSON AVENUE SAINT LOUIS, MO 63103	7.77%
	EDWARD D. JONES & CO. 201 PROGRESS PARKWAY MARYLAND HEIGHTS MO 63043-3042	8.04%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	13.69%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	14.15%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55474	14.45%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	23.86%
John Hancock Multifactor Mid Cap ETF	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY, ST. PETERSBURG, FL 33716	5.22%
	MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231	5.77%
	WELLS FARGO CLEARING SERVICES LLC 1 NORTH JEFFERSON AVENUE SAINT LOUIS, MO 63103	6.16%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	10.54%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	11.63%

Fund	Shareholder Name and Address	% of Ownership
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55474	11.74%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	12.40%
	EDWARD D. JONES & CO. 201 PROGRESS PARKWAY MARYLAND HEIGHTS MO 63043-3042	16.15%
John Hancock Multifactor Small Cap ETF	EDWARD D. JONES & CO. 201 PROGRESS PARKWAY MARYLAND HEIGHTS MO 63043-3042	6.85%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.29%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	9.41%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	10.32%
	BANK OF AMERICA, NA/GWIM TRUST OPERATIONS 17 G W Tatro Dr, NULL, JEFFERSONVILLE, VT, 5464	10.79%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	29.75%
John Hancock Preferred Income ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	12.33%
	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	29.78%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	39.02%
John Hancock U.S. High Dividend ETF	MORGAN STANLEY SMITH BARNEY LLC 1300 THAMES ST 6TH FLOOR BALTIMORE MD 21231	5.50%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	86.36%

To the best of the knowledge of the Trust, as of December 31, 2024, the Trustees and officers of the Funds, in the aggregate, beneficially owned less than 1% of the outstanding shares of any of the Funds.

Exhibit A - Procedures for the Selection of New Independent Trustees

(1) The Nominating and Governance Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating and Governance Committee may retain a professional search firm or a consultant to assist the Nominating and Governance Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating and Governance Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating and Governance Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating and Governance Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating and Governance Committee. If the Nominating and Governance Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating and Governance Committee. After interviewing the Trustee candidate(s), the Nominating and Governance Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating and Governance Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1.   The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2.    The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Advisor, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Advisor or affiliates.

3.   The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4.   The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5.   The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

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6.   In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating and Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

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John Hancock ETFs are distributed by Foreside Fund Services, LLC in the United States, and are subadvised by Boston Partners, Dimensional Fund Advisors LP, Marathon Asset Management, or our affiliate Manulife Investment Management (US) LLC. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC, Boston Partners, Dimensional Fund Advisors LP, or Marathon Asset Management. John Hancock Investment Management Distributors LLC, Member FINRA, SIPC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-6020, jhinvestments.com Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock (U.S.A.). Each are used by it and by its affiliates under license.

200 Berkeley Street, Boston, MA 02116, 800-852-0218, jhinvestments.com

JHETFPX 09/25

VOTE ONLINE
	1.	Read the proxy statement.
	2.	Go to:
PO Box 211230, Eagan, MN 55121-9984	3.	Follow the simple instructions.

VOTE BY PHONE
	1.	Read the proxy statement and have the proxy card at hand.
	2.	Call toll-free:
	3.	Follow the simple instructions.

VOTE BY MAIL
	1.	Read the proxy statement.
	2.	Check the appropriate box(es) on the reverse side of the proxy card.
	3.	Sign, date, and return the proxy card in the envelope provided.

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

FUND NAME PRINTS HERE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

The undersigned, revoking previous proxies, hereby appoint(s) Sarah M. Coutu, Thomas Dee, Khimmara Greer, Kinga Kapuscinski, Nicholas J. Kolokithas, Mara S.C. Moldwin, Harsha Pulluru, Christopher L. Sechler, Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each, to vote all the shares of beneficial interest of the above-referenced Fund (the “Fund”), a series of John Hancock Exchange-Traded Fund Trust (the “Trust”), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 200 Berkeley Street, Boston, Massachusetts 02116 on November 12, 2025 at 1:30 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Notice of Special Meeting and Proxy Statement dated September 15, 2025, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100366_JHETF

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to

Be Held on November 12, 2025.

The Proxy Statement for this Meeting is available at https://www.jhinvestments.com/resources/all-
resources/fund-documents/proxy-documents/john-hancock-exchange-traded-fund-trust-election-of-trustees-
proxy-statement

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE

ENCLOSED ENVELOPE.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.

THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) EACH NOMINEE IF NO SPECIFICATION IS MADE BELOW.

AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S)

THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	Election of five Trustees as members of the Board of Trustees of the Trust:		☐	☐	☐

	(01)	Kristie M. Feinberg

	(02)	William K. Bacic

	(03)	Thomas R. Wright

	(04)	Christine L. Hurtsellers

	(05)	Kenneth J. Phelan

*Instructions: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

100366_JHETF